                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 26, 2001




                               McKESSON HBOC, Inc.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                  1-13252               94-3207296
        --------------------------------------------------------------
        (State or other       (Commission File        (I.R.S. Employer
        jurisdiction of            Number)             Identification
        Incorporation)                                     Number)


        McKesson Plaza
        One Post Street
        San Francisco, California                         94104
        --------------------------------------------------------------
        (Address of principal executive offices)        (Zip Code)


                                 (415) 983-8300
        --------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.   Other Events.

On February 26, 2001, Registrant McKesson HBOC, Inc., (the "Company") announced that John H. Hammergren currently co-CEO of the Company and CEO of its McKesson HBOC business unit, will become President and CEO of McKesson HBOC, Inc. effective April 1, 2001. The Company further announced that its iMcKesson business unit will be restructured by moving the physician offerings and transaction hub into its Information Technology Business. Its medical management business will become a standalone unit financially reported within the Company's Supply Management Business. David Mahoney, currently co-CEO of the Company and CEO of iMcKesson, will leave the Company and resign from its Board of Directors. The text of the Company's press release regarding this announcement is set forth in Exhibit 99.1 to this Current Report on Form 8-K.






Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits.


          (c)  Exhibits
               --------

                  99.1 Press Release issued by McKesson HBOC, Inc. on February 26, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        McKesson HBOC, Inc.
                                        (Registrant)


Dated: February 26, 2001
                                        By:  /s/ Ivan D. Meyerson.
                                            ---------------------------------
                                        Name:  Ivan D. Meyerson
                                        Title: Senior Vice President, General
                                               Counsel and Secretary

                             EXHIBIT INDEX


Exhibit
   No.                     Title
-------     ---------------------------------------

  99.1      Press Release issued by McKesson HBOC, Inc. on February 26, 2001.